Note H - Acquisition (Detail) - Assets (USD $)	Dec. 31, 2012
Assets
Land and improvements	$ 819,000
Building and improvements	2,460,000
Cash	29,000
Total assets aquired	3,308,000
Net assets and liabilities aquired	$ 3,308,000